STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP BETSY C. MANIFOLD (182450) RACHELE R. BYRD (190634) ALEX J. TRAMONTANO (276666) 750 B Street, Suite 1820 San Diego, CA 92101 Telephone: (619) 239-4599 Facsimile: (619) 234-4599 manifold@whafh.com byrd@whafh.com tramontano@whafh.com Counsel for Plaintiffs [Additional Counsel on Signature Page] IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA IN RE OWLET, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates to: ALL ACTIONS. Lead Case No. 2:24-cv-07258-FLA-PVC STIPULATION AND AGREEMENT OF SETTLEMENT Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 2 of 69 Page ID #:308 EX - 99.2

STIPULATION AND AGREEMENT OF SETTLEMENT 1 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This Stipulation and Agreement of Settlement (the “Stipulation”) dated April 2, 2025 is entered into by and among: (i) Janet Vargas (“Vargas”) and Nathan Capleton (“Capleton”) (collectively, “Plaintiffs”), plaintiffs in the shareholder derivative action on behalf of Owlet, Inc. (“Owlet” or the “Company”) styled In re Owlet, Inc. Shareholder Derivative Litigation, Lead Case No. 2:24-cv- 07258-FLA-PVC (C.D. Cal.) (the “Consolidated Action”); (ii) Kurt Workman, Zane Burke, Laura J. Durr, John C. Kim, Amy N. McCullough, Lior Susan, Melissa A. Gonzales, Marc F. Stoll, Michael Abbott, Jayson Knafel, and Kate Scolnick (the “Owlet Individual Defendants”); (iii) Ken Suslow, Richard Henry, Domenico De Sole, Ramez Toubassy, Jamie Weinstein, Krystal Kahler, and Michael F. Goss (the “Sandbridge Individual Defendants”) (collectively with the Owlet Individual Defendants, the “Individual Defendants”); and (iv) nominal defendant Owlet (together with the Individual Defendants, the “Defendants”) by and through their respective undersigned counsel. Subject to the approval of the United States District Court for the Central District of California (the “Court”) and the terms and conditions expressly provided herein, this Stipulation is intended by the Plaintiffs and Defendants (collectively, the “Parties” or “Settling Parties,” each a “Party” or “Settling Party”) to fully, finally and forever resolve, discharge and settle the Released Claims.1 I. THE ACTION 1. Procedural History and Settlement Negotiations On August 26, 2024, Plaintiff Vargas filed a verified shareholder derivative complaint in this Court, on behalf of Owlet, against the Individual Defendants, asserting breaches of fiduciary duties, aiding and abetting breaches of fiduciary duties, unjust enrichment, abuse of control, waste of corporate assets, and violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “Vargas Action”). On October 3, 2024, Plaintiff Capleton filed a verified shareholder derivative complaint in this Court, on behalf of Owlet, against certain of the Individual Defendants for breaches of fiduciary duties, violations of Section 14(a) of the Exchange Act, and related state law claims for alleged misconduct 1 Capitalized words or terms used herein, unless otherwise defined, shall have the meanings ascribed to them in Section II.A.1 herein titled “Definitions.” Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 3 of 69 Page ID #:309

STIPULATION AND AGREEMENT OF SETTLEMENT 2 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 that substantially overlaps with the alleged misconduct in the Vargas Action (the “Capleton Action”). Thereafter, the Parties, by and through their undersigned attorneys, engaged in good faith, arm’s-length discussions with regard to the possible settlement of the Consolidated Action. In connection with these discussions, Plaintiffs provided Owlet and the Individual Defendants with a detailed settlement demand with substantial proposed reforms aimed at strengthening the Company’s internal controls and corporate governance practices to prevent recurrence of the alleged damage to the Company at issue in the Consolidated Action. The Parties thereafter engaged in numerous detailed discussions concerning the alleged misconduct, damages, and arguments in support of their theory of their cases. In connection with these discussions, Defendants produced relevant documents and information to Plaintiffs on a confidential basis. On November 11, 2024, the Parties filed a joint stipulation and proposed order to consolidate the Vargas Action and the Capleton Action (into the “Consolidated Action”), to appoint co-lead counsel for Plaintiffs, and to temporarily stay the Consolidated Action until either (1) the final resolution of all claims in the related securities class action, styled In re Owlet, Inc., Securities Litigation, Case No. 2:21-cv-09016-FLA-SSC (C.D. Cal.) (the “Securities Class Action”), including the exhaustion of all related appeals; or (2) an announcement that the parties in the Securities Class Action have reached a settlement of all claims. On December 2, 2024, the parties in the Securities Class Action filed a notice of settlement, stating they had reached an agreement-in-principle to resolve that action. ECF No. 140. On December 13, 2024, the Court ordered consolidation of the Vargas Action and the Capleton Action (into the “Consolidated Action”) for all purposes, appointed Rigrodsky Law, P.A. and Kuehn Law PLLC to serve as Co-Lead Counsel for Plaintiffs in the Consolidated Action but denied the Parties’ request to stay the Consolidated Action in light of the announcement of the settlement in principle reached in the Securities Class Action. ECF No. 20. On January 7, 2025, the Court entered the Parties’ Stipulation to Set Case Deadlines, stating Plaintiffs shall file an Amended Consolidated Complaint on or before February 7, 2025 and that Defendants shall response to the Amended Consolidated Complaint on or before March 7, 2025. On February 7, 2025, Plaintiffs in the Consolidated Action filed their detailed Verified Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 4 of 69 Page ID #:310

STIPULATION AND AGREEMENT OF SETTLEMENT 3 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Consolidated Shareholder Derivative Complaint (the “Amended Complaint”) against the Individual Defendants alleging breaches of fiduciary duties, violation of Section 14(a) of the Exchange Act, unjust enrichment, abuse of control, and waste of corporate assets. ECF No. 25. Thereafter, the Parties continued to negotiate a potential settlement, including through evaluation of the strengths and weaknesses of their respective positions and with respect to the Amended Complaint, and through the exchange of additional information. On February 28, 2025, the Parties reached an agreement in principle with respect to the corporate governance reforms to be adopted by the Company in connection with a potential settlement (the “Reforms”), which terms are reflected herein at ¶ II.3.2. The Settling Parties believe that the Reforms confer substantial benefits on Owlet and Current Owlet Stockholders (as defined in ¶ II.2.2 herein). On March 3, 2025, the Parties filed a Joint Notice of Settlement, stating that the Parties have reached an agreement-in-principle that resolves all of the claims alleged in the Amended Complaint, and requesting thirty days to document the proposed settlement in this Stipulation and for Plaintiffs to file their unopposed motion for preliminary approval of settlement. ECF No. 28. From October 2024 to March 2025, Plaintiffs’ Counsel had numerous discussions with Defendants’ Counsel regarding settlement issues and to request additional information. The Settling Parties exchanged information, documents, and detailed written settlement proposals and counter- proposals, debating the merits of the proposals in numerous communications between the Settling Parties’ Counsel. On March 28, 2025, following numerous discussions and arm’s-length negotiations concerning a scope of production, Defendants produced a series of documents to Plaintiffs to allow Plaintiffs to continue to assess the fairness of the proposed Settlement. After reaching agreement on the principal terms of the Settlement, including the Reforms, the Settling Parties commenced negotiations regarding reasonable attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Owlet and Current Owlet Stockholders by the Settlement. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 5 of 69 Page ID #:311

STIPULATION AND AGREEMENT OF SETTLEMENT 4 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2. The Settling Parties Agree That the Settlement Confers Substantial Benefits Upon and Serves the Best Interests of the Company and Its Stockholders Plaintiffs asserted claims for violations of the Exchange Act, and breach of fiduciary duty and related stockholder causes of action under Delaware law against the Individual Defendants in connection with, inter alia, the Individual Defendants’ alleged: (i) material misstatements and omissions about its business; and (ii) failure to implement and maintain an effective internal control system over regulatory compliance and the accuracy of the public statements that damaged the Company’s reputation. Plaintiffs and Plaintiffs’ Counsel brought the claims in good faith and continue to believe that the claims asserted in the Consolidated Action have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of their claims in the Consolidated Action through trial(s) and any subsequent appeal(s). Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Consolidated Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Consolidated Action. Based on their investigation and evaluation set forth in more detail infra, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Owlet and Current Owlet Stockholders. Plaintiffs’ Counsel have conducted an extensive investigation, including, inter alia: (i) reviewing Owlet’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing public filings, media reports, and analyst commentaries about the Company and its technologies; (iii) researching the applicable law with respect to the claims asserted in the Consolidated Action and the potential defenses thereto; (iv) reviewing and analyzing the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics and the charters of all Board committees; (v) reviewing and analyzing the pleadings and other papers filed in the Securities Class Action, and evaluating the merits of, and the Individual Defendants’ liability in connection with, the Securities Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 6 of 69 Page ID #:312

STIPULATION AND AGREEMENT OF SETTLEMENT 5 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Class Action and the Consolidated Action; (vi) reviewing and evaluating informal discovery produced by Defendants; (vii) preparing and filing separate derivative complaints, and jointly preparing and filing the Amended Complaint; (viii) reviewing the Company’s existing corporate governance policies and preparing extensive settlement demands detailing proposed corporate governance reforms to strengthen the Company’s internal controls and corporate governance practices; (ix) reviewing and analyzing other information provided to Plaintiffs’ Counsel in the context of settlement; and (x) negotiating the Reforms and this Stipulation. Based on Plaintiffs’ Counsel thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel submit that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and in the best interests of Owlet and Current Owlet Stockholders. Each of the Settling Parties recognizes and acknowledges that the Action has been initiated, filed, and prosecuted by Plaintiffs in good faith and defended by Defendants in good faith, that the Action is being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, reasonable, and adequate. 3. Defendants’ Denials of Wrongdoing Defendants and Released Persons have denied and continue to deny all allegations of wrongdoing, fault, liability or damage to the Plaintiffs, to the Company, or to the Company’s current and former stockholders, including without limitations, deny that they engaged in any wrongdoing or violation of the law; deny that they breached any fiduciary duty, including the duty of care or duty of loyalty; deny that they wasted corporate assets, or were unjustly enriched; deny that the Company’s disclosures were deficient in any way; deny that they violated any securities laws; and deny that they acted in bad faith or improperly in any way. Defendants believe that they and all Released Persons have acted properly at all times, believe that the complaints in the Action have no merit, and believe that Plaintiffs have failed to and/or cannot meet their burden of pleading with particularity that any demand that the Company initiate legal action was excused. Nonetheless, taking into account the uncertainty and risks inherent in any litigation, especially in complex cases such as this one, Defendants have concluded that further litigation of the Action would be protracted, burdensome, and expensive, and that it is desirable and beneficial that the claims Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 7 of 69 Page ID #:313

STIPULATION AND AGREEMENT OF SETTLEMENT 6 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 asserted in or that could be asserted in the Action be fully and finally settled and terminated in the manner and upon the terms and conditions set forth in this Stipulation. Defendants likewise believe that the Reforms confer substantial benefits on Owlet and that the Settlement is in the best interest of Owlet and Current Owlet Stockholders. II. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT 1. Introduction NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, by and among the Plaintiffs (on behalf of themselves, and derivatively on behalf of Owlet), Current Owlet Stockholders, and the Defendants, by and through their respective undersigned counsel or attorneys of record that, subject to approval of the Court, in consideration of the benefits flowing to the Settling Parties from the Settlement set forth herein, the Consolidated Action and the Released Claims shall be finally and fully compromised, settled and released, and the Consolidated Action shall be dismissed with prejudice, as to all Settling Parties, upon and subject to the terms and conditions of this Stipulation, as follows: 2. Certain Definitions As used in this Stipulation the following terms have the meanings specified below: 2.1 “Court” means the United States District Court for the Central District of California. 2.2 “Current Owlet Stockholder” or “Current Owlet Stockholders” means all record and beneficial owners of Owlet common stock and the representatives, trustees, executors, heirs, administrators, transferees, agents, successors, or assigns of all such owners, immediate or remote, in each case solely in their capacities as stockholders of Owlet, who own Owlet stock as of the date of the execution of this Stipulation and continue to hold their Owlet stock as of the date of the Settlement Hearing. 2.3 “Defendants” means Owlet and the Individual Defendants. 2.4 “Defendants’ Counsel” means the law firms of Latham & Watkins LLP and Ropes & Gray LLP. 2.5 “Effective Date” means the first date by which all of the events and conditions specified in ¶ II.7.1 of this Stipulation have been met and have occurred. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 8 of 69 Page ID #:314

STIPULATION AND AGREEMENT OF SETTLEMENT 7 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2.6 “Fee and Expense Amount” means the agreed-to amount of $675,000.00 to be paid to Plaintiffs’ Counsel for attorneys’ fees and expense reimbursement, subject to ¶ II.4.1 and Court approval. 2.7 “Final” means (1) the Court has entered a Judgment approving the Settlement in all material respects, including but not limited to, inter alia, (a) approving the scope of the Releases, and (b) ordering the Clerk of the Court to enter final judgment in the form set forth in Exhibit D pursuant to Federal Rule 54(b), finding that there is no just reason for delay of enforcement or appeal of the order, and (2) the Judgment has been affirmed in all respects on any appeal or review and is no longer subject to further appeal or review. Provided, however, and notwithstanding any provision to the contrary in this Settlement, “Final” shall not include (and the Settlement is expressly not conditioned upon) the Court’s approval of attorneys’ fees and the reimbursement of expenses sought by Plaintiffs’ Counsel, or the approval of payment of Service Awards for the time and expenses expended by the Plaintiffs, or any appeals solely related thereto. 2.8 “Individual Defendants” means the Sandbridge Individual Defendants and the Owlet Individual Defendants. 2.9 “Insurers” means Owlet’s insurance carriers, as applicable. 2.10 “Judgment” means the proposed final order and judgment to be entered by the Court approving the Settlement, substantially in the form attached hereto as Exhibit D or in such other form as may be approved in writing by all of the Settling Parties acting by and through their respective counsel of record. 2.11 “Long Form Notice” means the Notice of Pendency and Proposed Settlement of Derivative Action, a proposed version of which is submitted to the Court for approval and attached hereto as Exhibit B. 2.12 “Notice” means collectively the Notice of Pendency and Proposed Settlement of Derivative Action and Summary Notice of Proposed Settlement of Derivative Action. 2.13 “Person” means an individual, corporation, partnership, limited partnership, limited liability company, association, joint stock company, estate, legal representative, trust, unincorporated Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 9 of 69 Page ID #:315

STIPULATION AND AGREEMENT OF SETTLEMENT 8 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assigns. 2.14 “Plaintiffs” means the plaintiffs in the Consolidated Action. 2.15 “Plaintiffs’ Counsel” means collectively, Kuehn Law, PLLC, Rigrodsky Law, P.A., and Wolf Haldenstein Adler Freeman & Herz LLP. 2.16 “Preliminary Approval Order” means the order, substantially in the form attached hereto as Exhibit A, preliminarily approving the Settlement and the form and manner of Notice to be provided to Current Owlet Stockholders, and setting a date for the Settlement Hearing. 2.17 “Owlet” or the “Company” means Owlet, Inc. and any of its predecessors, affiliates, or subsidiaries. 2.18 “Reforms” means the Board’s adoption or agreement to adopt certain changes to its corporate governance practices, policies and procedures, internal controls and Board composition, as set forth herein. 2.19 “Related Parties” means each of Defendants’ past or present directors, officers, employees, partners, members, principals, agents, attorneys, Insurers, legal representatives, predecessors, successors, parents, subsidiaries, divisions, assigns, spouses, heirs, executors, administrators, and related or affiliated entities. 2.20 “Released Claims” shall collectively mean any and all manner of claims of relief, debts, demands, rights or causes of action or liabilities whatsoever (including, but not limited to, any claims for compensatory damages, punitive damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, liability or relief, monetary, injunctive, or otherwise), whether based on federal, state, local, foreign, international, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, pleaded or unpleaded, known or unknown, suspected or unsuspected (including Unknown Claims), arising out of or related to any of the claims that have been or could have been asserted in the Consolidated Action. or in any other forum by the Plaintiffs, the Defendants, or any Current Owlet Stockholders derivatively on behalf of Owlet, against the Released Persons that arise out of or relate to or in connection with the facts, allegations, transactions, events, matters, Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 10 of 69 Page ID #:316

STIPULATION AND AGREEMENT OF SETTLEMENT 9 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 occurrences, acts, disclosures, statements, representations, omissions or failures to act which were alleged in the Consolidated Action or otherwise based on the same set of operative facts as alleged in the Consolidated Action, and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the prosecution, defense, settlement or resolution of the Consolidated Action against the Released Persons, except for (i) any securities fraud claims by a class member pursuant to the approved plan of allocation in the Securities Class Action; and (ii) any claims by the Individual Defendants or any insured to enforce their rights relating to insurance coverage, indemnification, or under any contract. 2.21 “Released Persons” means each and all of the Defendants and their Related Parties. 2.22 “Settlement” means the settlement contemplated by this Stipulation. 2.23 “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement, and whether the payment of the agreed-to Fee and Expense Amount and the Service Awards (as defined in ¶ II.4.1) for the Plaintiffs to be drawn therefrom should be approved. 2.24 “Settling Parties” means the Plaintiffs and the Defendants. 2.25 “Summary Notice” means the Summary Notice of Proposed Settlement of Consolidated Action, a proposed version of which is submitted to the Court for approval and attached hereto as Exhibit C. 2.26 “Unknown Claims” means any Released Claim which any of the Plaintiffs, Defendants or Current Owlet Stockholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Claims, including without limitation claims which, if known by him, her or it, might have affected his, her or its decision to enter into the Settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties agree that the Stipulation shall provide that the Settling Parties expressly waive and each of the Current Owlet Stockholders shall be deemed to have waived the provisions, rights, and benefits conferred by or under California Civil Code Section 1542, or any other law of the United States or any state or territory of the United States, or principle of Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 11 of 69 Page ID #:317

STIPULATION AND AGREEMENT OF SETTLEMENT 10 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. 3. Settlement Consideration 3.1 The Settling Parties acknowledge and agree that the Plaintiffs’ litigation and settlement efforts in the Consolidated Action caused the Board’s agreement to adopt, implement, and maintain the Reforms set forth in paragraph 3.2 below. The Settling Parties further acknowledge and agree that these Reforms confer substantial benefits on the Company and Current Owlet Stockholders and that the Settlement on the terms set forth herein is in all respects fair, reasonable, and adequate, and serves the best interests of the Company and Current Owlet Stockholders. 3.2 Within thirty (30) days after the Court enters an Order granting final approval of the Settlement or at the Board’s next regularly scheduled meeting following the entry of an Order granting final approval of the Settlement, whichever is earlier, the Board shall take all necessary and appropriate action to adopt, implement, and maintain for a period of not less than eight (8) years, the corporate governance, oversight, and internal controls reforms set forth below: A. Establishment Of A Board-Level Audit and Risk Committee. The Company’s Board shall establish a Board-level Audit and Risk Committee and adopt a charter that shall be posted on the Company’s website and includes at least the following: i. The Audit and Risk Committee shall consist of at least three (3) members, each of whom shall be independent under NYSE listing standards and possess experience in identifying, assessing, and managing risk exposures of publicly traded companies. The Chair of the Audit and Risk Committee shall be selected by the members of the Board. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 12 of 69 Page ID #:318

STIPULATION AND AGREEMENT OF SETTLEMENT 11 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ii. The Audit and Risk Committee shall meet at least five (5) times annually, including at least four times in sessions at which management directors, if any, are not present. iii. The Audit and Risk Committee shall serve as the primary vehicle for Board oversight of the creation and implementation of an Enterprise Risk Management (“ERM”) program, which is designed to strengthen the Company’s risk-management capability by developing and implementing a governance structure, policy and standards necessary to identify, assess, monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making. iv. The Audit and Risk Committee shall be responsible for, inter alia, (i) overseeing the risk management policies of the Company’s operations; (ii) overseeing and monitoring the operation of the Company’s risk management framework; (iii) reviewing and monitoring the Company’s internal risk assessments and risk mitigation plans; (iv) overseeing the Company’s compliance with legal and regulatory requirements; and (v) overseeing material risks related to Owlet’s interactions with state and federal regulators. v. The Audit and Risk Committee shall receive and review quarterly reports (or more often as necessary) from management concerning (i) the Company’s risk management framework and/or policies; (ii) status of identified risks and recommendations to rectify and/or mitigate such risks; and (iii) internal reporting, public disclosures, and necessary disclosures regarding potentially material risks. Management’s report shall be saved in the records of the Audit and Risk Committee, and the Audit and Risk Committee’s review thereof shall be recorded in the Audit and Risk Committee’s minutes. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 13 of 69 Page ID #:319

STIPULATION AND AGREEMENT OF SETTLEMENT 12 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 vi. The Audit and Risk Committee shall oversee the Company’s adherence to regulatory enforcement matters and receive and review reports by management on the status of compliance obligations and oversee timely and appropriate corrective action to remedy any material noncompliance by the Company. vii. The Audit and Risk Committee shall coordinate between audit and risk functions by (i) ensuring that risk management is integrated into audit processes and financial reporting; (ii) reviewing the risk impact of significant financial decisions, including acquisitions, divestitures, and capital structure change; and (iii) facilitate communication between the audit, finance, compliance, and risk management functions. The minutes of the Audit and Risk Committee shall reflect their separate consideration of risk related topics and issues and audit related topics and issues. viii. The Audit and Risk Committee shall be responsible for monitoring compliance with Owlet’s Code of Business Conduct and Ethics (“Code of Conduct”) and investigate any matters pertaining to the integrity of management or adherence to standards of business conduct as required in Company policies. If a violation of the Code of Conduct is sufficiently material to trigger a disclosure obligation, the Audit and Risk Committee will report, or cause to be reported, the violation to the full Board. ix. The Audit and Risk Committee shall report to the full Board on an annual basis regarding the Chief Executive Officer’s and Chief Financial Officer’s contribution to Owlet’s culture of ethics and compliance and their effectiveness and dedication to ensuring Owlet’s compliance with applicable laws, rules, and regulations. x. The Audit and Risk Committee shall have free access to management and Company employees as necessary to carry out its responsibilities. The Audit and Risk Committee shall have the authority to retain separate and independent Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 14 of 69 Page ID #:320

STIPULATION AND AGREEMENT OF SETTLEMENT 13 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at Owlet’s expense. xi. The Audit and Risk Committee shall require management to maintain a policy protect whistleblowers and encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that significant ethical and legal violations have occurred to the Board, without fear of retribution. These complaints shall be reviewed by the Audit and Risk Committee, where appropriate, in consultation with and under the supervision of the Company’s legal counsel. At each regularly-scheduled meeting, the Audit and Risk Committee shall be provided with a summary of the types of complaints received, as well as any material information resulting from any internal investigation into such complaints. xii. The Audit and Risk Committee shall also assume all responsibilities, requirements, and terms attendant to the existing Audit Committee Charter B. Establishment Of A Management-Level Enterprise Risk Management Committee. In conjunction with the establishment of the Audit and Risk Committee, the Company will form and maintain a management-level Enterprise Risk Management Committee (“ERM Committee”) and adopt a charter that includes at least the following: i. The ERM Committee shall: (i) have primary responsibility for assessing organizational risk including with respect to misconduct and noncompliance with applicable laws and regulations; (ii) promptly report and present preliminary evaluations of new, potentially significant or material compliance matters to the Audit and Risk Committee; (iii) make recommendations for further evaluation and/or remedial action with respect to potentially significant or material compliance matters within deadlines established by the Audit and Risk Committee; and (iv) prepare quarterly reports to the Board designed to Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 15 of 69 Page ID #:321

STIPULATION AND AGREEMENT OF SETTLEMENT 14 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 keep the Board up to date on all potentially significant or material compliance risks. ii. The ERM Committee shall be comprised of at least the Chief Executive Officer, General Counsel, Chief Technology Officer, President, and Chief Financial Officer. The ERM Committee shall meet at least quarterly, and more frequently as necessary, to carry out its responsibilities. At least one member of the ERM Committee shall attend executive sessions of the Audit and Risk Committee and make reports to the Audit and Risk Committee or full Board as required or requested. iii. The ERM Committee shall serve as the primary vehicle for management oversight of the creation and implementation of an Enterprise Risk Management (“ERM”) program, which is designed to strengthen the Company’s risk-management capability by developing and implementing a governance structure, policy and standards necessary to identify, assess, monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making iv. The ERM Committee shall seek to ensure the Company’s adherence to regulatory enforcement matters and make reports to the Board and relevant members of management concerning the status of compliance obligations and oversee timely and appropriate corrective action to remedy any material noncompliance by the Company. v. The ERM Committee shall be responsible for establishing and overseeing cross-functional training for Company personnel in all areas involved the Company’s interactions with and concerning federal regulators, regarding, among other things, proper and timely disclosure of regulatory guidance or communications and any significant issues with products, and the proper Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 16 of 69 Page ID #:322

STIPULATION AND AGREEMENT OF SETTLEMENT 15 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 handling, evaluation, and escalation within management, and public disclosure, of guidance, communications and any significant issues. vi. The ERM Committee shall conduct an annual review of the effectiveness of Owlet’s internal controls over the Company’s aforesaid legal compliance and shall implement changes to Owlet’s policies and internal controls as necessary. The first evaluation shall include an evaluation of the effectiveness of Owlet’s newly implemented controls and procedures. vii. The Company’s annual proxy statement shall include a reasonable description of the functions and responsibilities of the ERM Committee and shall state its formation was designed to enhance management’s ability to identify, report, and address actual and/or potential material Company risks. C. Establishment Of A Management-Level Disclosure Committee. The Company shall establish a management-level Disclosure Committee and adopt a charter that shall be posted on the Company’s website and includes at least the following: i. The function of the Disclosure Committee shall be to ensure that all public disclosures made by the Company: (i) are accurate, complete, and timely; (ii) fairly present the Company’s financial condition; and (iii) meet any other applicable laws and stock exchange requirements. ii. The Disclosure Committee shall hold at least four (4) meetings annually, including regular meetings prior to each annual and quarterly filing required by the Securities Exchange Act of 1934 and ad hoc meetings from time to time as directed by the Disclosure Committee Chairperson. iii. The Disclosure Committee members shall consist of the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), the Controller, and the General Counsel. Additional committee members may be appointed and/or removed by the CEO, CFO, or General Counsel (the “Certifying Officers”) at any time. The General Counsel shall serve as Chairperson of the Disclosure Committee. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 17 of 69 Page ID #:323

STIPULATION AND AGREEMENT OF SETTLEMENT 16 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 iv. The Disclosure Committee shall: a. Maintain a Disclosure Controls Policies and Procedures policy designed to ensure that information required to be disclosed by the Company in its filings with the SEC and other information that the Company publicly discloses is recorded, processed, summarized, and reported accurately and timely, including policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the adequacy and effectiveness of the Company’s disclosure controls; b. Evaluate the integrity and effectiveness of the Company’s disclosure controls as of the end of the period covered by each quarterly or annual report filed by the Company with the SEC and any amendments to those reports, including through the use of outside consultants as the Committee deems useful and appropriate; c. Evaluate the materiality of information and events relating to or affecting the Company, including interactions with regulators, and determining the timing and appropriate method of disclosure of information deemed material; d. Review the Company’s filings with the SEC (including Forms 10-K, Forms 10-Q, Forms 8-K, and proxy statements) (“SEC Reports”), registration statements, correspondence to shareholders, and presentations to investors, including earnings call transcripts, and other information material to the Company’s shareholders for the purpose of ensuring proper disclosure of risks and risk factors; e. Review earnings calls transcripts within thirty (30) days of publication to ensure that public statements by Owlet executives match what is known about the Company’s financial condition and outlook. In the event that any such review reveals a potential false statement or Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 18 of 69 Page ID #:324

STIPULATION AND AGREEMENT OF SETTLEMENT 17 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 omission of material fact during an earnings call, the Disclosure Committee shall report the suspected deficiency to management and the Board to enable proper disclosure; f. Review all information pertinent to the preparation and evaluation of SEC Reports and other public disclosures, including reports by outside consultants, and coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and the Audit and Risk Committee, as necessary; g. Work with the Audit and Risk Committee to ensure the timely evaluation and accurate public disclosure of material information; h. Report at least quarterly to the Board, or more frequently as necessary to carry out its responsibilities, concerning potential and actual material disclosure risks and i. Provide a sub-certification to the Certifying Officers before filing each SEC Report as to (i) the Disclosure Committee’s compliance with the Disclosure Controls Policies and Procedures and the Disclosure Committee Charter, and (ii) the Disclosure Committee’s conclusions resulting from its evaluation of the effectiveness of the disclosure controls. v. The Committee may, in addition, perform such other functions as may be necessary or appropriate for the exercise of its duties. The Committee shall also have such other responsibilities as the Certifying Officers or Chair may assign to it from time to time. vi. The Chair of the Disclosure Committee (or their designee) shall report quarterly, and more frequently as necessary, to the Audit and Risk Committee concerning potential and actual material disclosure risks, policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 19 of 69 Page ID #:325

STIPULATION AND AGREEMENT OF SETTLEMENT 18 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and policies for periodically assessing the effectiveness of the Company’s disclosure controls, including relevant trends in corporate governance. vii. The Chair of the Disclosure Committee shall schedule and preside over meetings and ensure the timely preparation of agendas and written minutes from meetings. Any interpretation of the Charter or the Disclosure Committee’s procedures shall be made by the Disclosure Committee Chair. The Disclosure Committee may solicit input from other personnel throughout the Company, including but not limited to those responsible for monitoring the SEC’s disclosure rules and changes in financial reporting requirements, in each case as necessary with respect to specific disclosure issues. The Chair or the Certifying Officers may retain outside consultants or advisors, including independent auditors, and other personnel of the Company as appropriate. The Chair of the Disclosure Committee will report quarterly to the Audit and Risk Committee, and more frequently as necessary, concerning compliance issues that may have significant financial implications or that are sufficiently material to trigger a disclosure obligation. viii. The Disclosure Committee will evaluate and assess its Charter and its performance annually or upon the occurrence of certain material events. Any changes to the Disclosure Committee’s Charter must be approved by the Certifying Officers and the Audit and Risk Committee. D. Director Education i. Each member of the Board shall attend a National Association of Corporate Directors Certified Program or similar program(s) within one year after a settlement of the Action is finally approved and every two years thereafter. Newly elected Board members must attend a program within one year of joining the Board. Additionally, the Company’s General Counsel shall develop an annual, internal director education program that will address Generally Accepted Accounting Principles applicable to the Company’s financial Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 20 of 69 Page ID #:326

STIPULATION AND AGREEMENT OF SETTLEMENT 19 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 reporting, compliance with associated laws and regulations applicable to the Company and its business, corporate governance principles and best practices, key elements and requirements of the Sarbanes-Oxley Act, and best practices for effective board oversight of audit and internal controls functions, enterprise risk, financial reporting and disclosures, and legal-regulatory compliance. E. Director Limitations i. The Board shall amend the Corporate Governance Guidelines to require that, unless unanimously approved by the Board, independent directors sit on no more than three (3) additional public company boards and that the Chair of the Board sit on no more than two (2) other such boards. 4. Plaintiffs’ Counsel’s Fee and Expense Amount and Plaintiffs’ Service Awards 4.1 Prior to negotiating and agreeing upon the Fee and Expense Amount, the Settling Parties negotiated and agreed upon the Reforms to be adopted as part of the Settlement. The Settling Parties agree that the Settlement confers substantial benefits upon Owlet and Current Owlet Stockholders, and that Plaintiffs’ Counsel are entitled to reasonable attorneys’ fees and reimbursement of expenses in the amount of $675,000.00, subject to the approval of the Court. The Fee and Expense Amount shall be deposited by the Individual Defendants or their Insurers into an account designated by Plaintiffs’ Counsel within twenty (20) business days of entry of an Order granting final approval of the Settlement, subject to Plaintiffs’ Counsel’s providing of necessary account information and obligations to repay the Company and/or its Insurers the portions of the Fee and Expense Amount allocated to them if, as a result of any order of the Court, appeal and/or further proceedings on remand, or successful collateral attack, the amount of the Fee and Expense Amount is reduced. Defendants agree not to oppose reasonable service awards in the amount of $2,000 to each of the two Plaintiffs to be paid out of the Fee and Expense Amount in recognition of Plaintiffs’ efforts to achieve the Settlement’s benefits to the Company and all Current Owlet Stockholders, subject to Court approval (the “Service Awards”). Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 21 of 69 Page ID #:327

STIPULATION AND AGREEMENT OF SETTLEMENT 20 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 4.2 Plaintiffs’ Counsel shall allocate the Fee and Expense Amount as agreed among themselves. The Defendants shall play no role in the allocation of the Fee and Expense Amount among Plaintiffs’ Counsel. 4.3 Any order or proceeding (or any portion thereof) relating solely to an award of attorneys’ fees and expenses, or any appeal from any order (or any portion thereof) relating thereto or reversal or modification thereof, shall have no effect on the Settlement and shall not operate to terminate or cancel this Stipulation or to affect or delay the finality of the Order and Final Judgment approving this Stipulation. Except as provided in the Stipulation, the Defendants shall bear no other expenses, costs, damages or fees incurred by the Plaintiffs or any of their attorneys, experts, advisers, agents or representatives. The Defendants and Defendants’ Counsel shall have no responsibility for or liability with respect to the allocation among any counsel for any Plaintiffs of the Fee and Expense Amount as approved by the Court and the Defendants take no position with respect to such matters. 5. Settlement Procedure and Notice 5.1 No later than seven (7) days after execution of the Stipulation, Plaintiffs shall submit the Stipulation and its Exhibits to the Court and apply for the Preliminary Approval Order substantially in the form of Exhibit A hereto: (a) preliminarily approving the Settlement; (b) approving the form and manner of notice of the Settlement and directing that, within ten (10) business days of entry of the Preliminary Approval Order, Owlet shall (i) post the copy of Long Form Notice and the Stipulation (and exhibits thereto) on the Investor Relations page of Owlet’s website and maintain the documents there until after the Settlement Hearing; (ii) issue a press release with the Summary Notice on GlobeNewswire with a link to the Company’s Investor Relations webpage where the Long Form Notice and Stipulation (and exhibits thereto) will be available; and (iii) file with the SEC the Long Form Notice and Stipulation (and exhibits thereto) as exhibits to a Form 8-K; (c) setting a date and time for the Settlement Hearing, as well as deadlines for the submission of papers in support of Settlement and for objections to the Settlement; and (d) enjoining all other Owlet stockholders from commencing, instituting, or prosecuting any of the claims asserted in the Consolidated Action. The Defendants shall pay all reasonable expenses incurred in providing Notice in the time and manner ordered by the Court. The Settling Parties believe the content and manner of the notice, as set forth in this paragraph, Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 22 of 69 Page ID #:328

STIPULATION AND AGREEMENT OF SETTLEMENT 21 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 constitutes adequate and reasonable notice to Current Owlet Stockholders pursuant to applicable law and due process. No later than seven (7) days before the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration confirming compliance with the form, manner and timeliness of notice as approved by the Court. 5.2 Plaintiffs will request that, at least forty-five (45) days after Notice is provided, the Court hold the Settlement Hearing and approve the Settlement of the Consolidated Action as set forth herein and enter a Final Judgment substantially in the form attached hereto as Exhibit D: (a) approving the terms of the Settlement as fair, reasonable and adequate, including the payment of Fee and Expense Amount in the amount agreed to by the Settling Parties and Service Awards for the Plaintiffs to be drawn therefrom; and (b) dismissing with prejudice all claims released against any of the Released Persons. 6. Releases 6.1 Upon the Effective Date, the Plaintiffs (acting on their own behalf and, derivatively on behalf of Owlet), the Defendants, and each of the Current Owlet Stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and shall be forever enjoined from prosecuting the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Settlement. 6.2 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel and their subsidiaries, affiliates, members, directors, officers, employees, partners, agents, heirs, administrators, successors, and assigns from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Consolidated Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Settlement. 6.3 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 23 of 69 Page ID #:329

STIPULATION AND AGREEMENT OF SETTLEMENT 22 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 each and all of the other Released Persons from all Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 7. Conditions of Settlement, Effect of Disapproval, Cancellation or Termination 7.1 The Settlement shall not become effective until the first date upon which all of the following conditions have been satisfied, unless one or more of the conditions is expressly waived in writing by counsel for each of the Settling Parties: 7.2 Approval by Owlet’s Board and all Defendants of the Stipulation; 7.3 The entry of the Judgment by the Court approving the Settlement; and 7.4 The Judgment referred to above shall have become Final. 7.5 If any of the conditions specified in ¶ 7.1 are not met, then the Stipulation shall be canceled and terminated unless counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation. 8. Miscellaneous Provisions 8.1 The Settling Parties: (a) acknowledge that it is their intent to consummate this Settlement as set forth in this Stipulation; and (b) agree to act in good faith and to cooperate to the extent reasonably necessary to expeditiously effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. 8.2 The Settling Parties intend this settlement to be a final and complete resolution of all disputes between them with respect to the Consolidated Action. The Settlement compromises claims which are contested and shall not be deemed an admission by any of the Settling Parties as to the merits of any claim, allegation or defense. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the Settling Parties and their respective counsel at all times complied with the applicable requirements of good faith litigation and that no action, allegation, position taken, or filing was undertaken or made in bad faith Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 24 of 69 Page ID #:330

STIPULATION AND AGREEMENT OF SETTLEMENT 23 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 or in violation of Rule 11 of the Federal Rules of Civil Procedure or any other comparable provision of state law. 8.3 Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, jurisdiction over, fault, wrongdoing or liability of the Defendants or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other Person in any other actions or proceedings, whether civil, criminal or administrative. 8.4 The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 8.5 The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 8.6 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest. 8.7 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein and subject to applicable indemnities and policies of insurance, each of the Settling Parties shall bear their own costs. Nothing in this Stipulation is intended to alter in any way any of the Individual Defendants’ indemnification rights arising under law or by contract with the Company or affect any agreement between any Individual Defendant and the Company. 8.8 Plaintiffs’ Counsel, derivatively on behalf of Owlet, are expressly authorized by the Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 25 of 69 Page ID #:331

STIPULATION AND AGREEMENT OF SETTLEMENT 24 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 effectuate its terms and also are expressly authorized by the Plaintiffs to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of the Plaintiffs. 8.9 Each counsel or other Person executing the Stipulation or its Exhibits on behalf of a Settling Party hereby warrants that such Person has the full authority to do so on behalf of that Settling Party. Moreover, each Settling Party hereby warrants that such Person has the full authority to enter into this Stipulation. 8.10 The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court. 8.11 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons. 8.12 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Court solely for purposes of implementing and enforcing the Settlement embodied in the Stipulation. 8.13 This Stipulation and the Exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Delaware, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Delaware without giving effect to that State’s choice-of-law principles. 8.14 Counsel for the Settling Parties agree to cooperate fully with one another in seeking Court approval of the Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree upon and execute all such other documentation as may be reasonably required to obtain final approval by the Court of the Settlement. 8.15 The Stipulation shall be treated as jointly drafted and will not be construed against any Settling Party as the drafter. 8.16 The Defendants have denied and continue to deny all of the claims in the Consolidated Action, and have denied and continue to deny having committed, aided, or attempted to commit any violations of law or breach of any duty of any kind or otherwise acted in any improper manner. But Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 26 of 69 Page ID #:332

STIPULATION AND AGREEMENT OF SETTLEMENT 25 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 neither the Defendants, the Company, nor their respective counsel will, in any statement made to any media representative (whether or not for attribution), assert that the Consolidated Action were commenced or prosecuted in bad faith, nor will they deny that the Consolidated Action were commenced and prosecuted in good faith and are being settled voluntarily after consultation with competent legal counsel. Likewise, Plaintiffs and Plaintiffs’ Counsel shall retain their right to maintain that their claims have merit. In all events, none of the Settling Parties shall make any accusations of wrongful or actionable conduct by any Settling Party concerning the prosecution, defense, and resolution of the Consolidated Action, nor shall they otherwise suggest that the Settlement constitutes an admission of any claim or defense alleged. 8.17 Neither the Settlement nor any of its terms shall be construed as an admission or evidence of any violation of any law or admission as to the truth of any allegation. 8.18 Except as set forth herein, each party shall bear his or its own fees and costs. IN WITNESS WHEREOF, the Settling Parties have caused this Stipulation to be executed, by their duly authorized attorneys, as of April 2, 2025. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 27 of 69 Page ID #:333

Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 28 of 69 Page ID #:334

EXHIBIT A Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 29 of 69 Page ID #:335

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF SETTLEMENT 1 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA IN RE OWLET, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates to: ALL ACTIONS. Lead Case No. 2:24-cv-07258-FLA-PVC [PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF SETTLEMENT Plaintiffs in the above-captioned consolidated derivative action (the “Action”) made an application, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, for an order: (i) preliminarily approving the Settlement, in accordance with the Stipulation and Agreement of Settlement (the “Stipulation”) dated April 2, 2025, which, together with the exhibits annexed thereto, sets forth the terms and conditions for a proposed settlement of the Action (the “Settlement”) and for dismissal of the Action with prejudice; and (ii) approving the form and content of the Notice to be published via GlobeNewswire, filed by Owlet, Inc. (“Owlet”) with the U.S. Securities and Exchange Commission (“SEC”) and posted, along with the Stipulation, on Owlet’s website. The Court having read and considered the Stipulation and exhibits annexed thereto; and all parties to the Settlement having agreed to the entry of this Order, and all capitalized terms herein having the same meaning as set forth in the Stipulation; IT IS HEREBY ORDERED, ADJUDGED, AND DECREED: 1. The Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action. 2. A hearing (the “Settlement Hearing”) shall be held before the Court on , 2025, at _______, either in person at the First Street Courthouse, 350 W. 1st Street, Courtroom 6B, 6th Floor, Los Angeles, California 90012, or by telephone or videoconference (in the discretion of the Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 30 of 69 Page ID #:336

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF SETTLEMENT 2 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Court), for the purpose of determining: (i) whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Owlet and Current Owlet Stockholders, and should be finally approved by the Court; (ii) whether a Judgment as provided in, and attached as Exhibit D to the Stipulation should be entered; (iii) whether to approve the payment of the Fee and Expense Amount in the amount negotiated by the Settling Parties and Service Awards for the Plaintiffs to be drawn therefrom; and (iv) such other matters as may be necessary or proper in the circumstances. 3. The Court approves, as to form and content, the Long Form Notice and Summary Notice annexed as Exhibits B and C to the Stipulation, respectively (collectively, the “Notice”), and finds that the distribution of the Notice substantially in the manner and form set forth in this Order fully satisfies Rule 23.1 of the Federal Rules of Civil Procedure and the requirements of due process, complies with the rules of this Court, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice for all purposes to all Current Owlet Stockholders. Non- material changes to the form of the Notice may be made without further approval of the Court. 4. Owlet is hereby authorized to and shall, no later than ten (10) business days following the entry of this Order: (i) post a copy of the Long Form Notice and the Stipulation (and exhibits thereto) on the Investor Relations page of Owlet’s website, which page will be maintained through the date of the Settlement Hearing; (ii) issue a press release with the Summary Notice on GlobeNewswire, which shall provide a link to the Company’s Investor Relations page on Owlet’s website where the Long Form Notice and Stipulation (and exhibits thereto) may be viewed; and (iii) file with the SEC the Long Form Notice and Stipulation (and exhibits thereto) as exhibits to a Form 8-K. 5. No later than twenty-one (21) days prior to the Settlement Hearing provided for in ¶ 2 of this Order, Defendants’ Counsel shall file with the Court proof, by affidavit or declaration, of such notice. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 31 of 69 Page ID #:337

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF SETTLEMENT 3 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6. No later than seven (7) calendar days before the Objection Deadline described in ¶ 7 below, Plaintiffs’ Counsel shall file: (1) their motion in support of final approval of the Settlement; and (2) their application for an award of attorneys’ fees and reimbursement of expenses to Plaintiffs’ Counsel and for the Service Award to Plaintiffs. 7. Any Current Owlet Stockholder may, but is not required to, appear at the Settlement Hearing and express an opinion as to whether the Settlement, Fee and Expense Amount, and/or the Service Award should be approved; provided, however, that no Current Owlet Stockholder or any other person shall be heard or entitled to object to the approval of the terms and conditions of the Settlement, Fee and Expense Amount, and/or Service Award, if approved, and the judgment to be entered thereon approving same, unless on or before fourteen (14) calendar days prior to the Settlement Hearing (“Objection Deadline”), such Person has filed their written objection(s) with the Court and sent their written objection(s) by hand or by first class mail, postage pre-paid, to Plaintiffs’ Counsel. The written objections must be postmarked by the Objection Deadline and sent to Plaintiffs’ Counsel identified below: Justin A. Kuehn Kuehn Law, PLLC 53 Hill Street, Suite 605 Southampton, NY 11968 Co-Lead Counsel Seth D. Rigrodsky Vincent A. Licata Rigrodsky Law, P.A. 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 Co-Lead Counsel The written objection(s) must contain the following information: (i) notice of such Person’s intent to appear at the Settlement Hearing; (ii) such Person’s name, legal address, and telephone number; (iii) state that such Person is a Current Owlet Stockholder as of the date of the Stipulation and represent that the Person will continue to own Owlet common stock as of the date of the Settlement Hearing; (iv) provide the date(s) such Person acquired his, her, or its Owlet shares and the number of Owlet shares held; (v) contain a detailed statement of such Person’s specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 32 of 69 Page ID #:338

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF SETTLEMENT 4 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and (vi) state the grounds for each objection or the reasons for such Person’s desire to appear and be heard. Any counsel retained by a purported objector for the purpose of asserting an objection must make a notice of appearance on the Court at least fourteen (14) days before the Settlement Hearing. 8. Any Current Owlet Stockholder who fails to object in the above-prescribed manner shall be deemed to have waived his, her, or its right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases to be given. 9. No later than seven (7) calendar days prior to the Settlement Hearing, the Settling Parties shall file and serve their responses to any objection from Current Owlet Stockholders. 10. All discovery and other pretrial proceedings in the Action are hereby stayed and suspended until further order of this Court. Pending the final determination on the approval of the Settlement, no stockholder of Owlet may either directly, representatively, or in any other capacity, prosecute, institute, commence, or continue to prosecute on behalf of Owlet or any stockholders thereof, any claim which has been or could have been asserted in the Action or any other claim arising out of or in any way related to any of the acts, facts, transactions, occurrences, representations, or omissions or other subject matter set forth, alleged, embraced, or otherwise asserted by Plaintiffs in the Action. The provisions of this paragraph shall expressly not apply to any claims by a class member in connection with the Securities Class Action, styled In re Owlet, Inc., Securities Litigation, Case No. 2:21-cv-09016-FLA-SSC (C.D. Cal.). 11. In the event the proposed dismissal as provided for in the Stipulation is not approved by the Court, or for any reason the Settling Parties fail to obtain a final judgment pursuant to the Stipulation, then, in either of such events, the Stipulation shall become null and void and of no further force or effect, and shall not be used or referred to for any purpose whatsoever. In such event, the Stipulation and all negotiations and proceedings related thereto shall be withdrawn without prejudice Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 33 of 69 Page ID #:339

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF SETTLEMENT 5 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 as to the rights of any and all such Settling Parties thereto, who, in accordance with the provisions of the Stipulation, shall be restored to their respective positions existing as of the date of the Stipulation. 12. The Court reserves the right to approve the Stipulation with further modifications as may be agreed to by counsel for the Settling Parties and without further notice to Current Owlet Stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the proposed Settlement. The Court may also adjourn the Settlement Hearing provided for herein without further notice other than to counsel for the Settling Parties. SO ORDERED in the Central District of California on , 2025. THE HON. FERNANDO L. AENLLE-ROCHA UNITED STATES DISTRICT JUDGE Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 34 of 69 Page ID #:340

EXHIBIT B Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 35 of 69 Page ID #:341

IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA IN RE OWLET, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates to: ALL ACTIONS. Lead Case No. 2:24-cv-07258-FLA-PVC NOTICE OF PROPOSED DERIVATIVE SETTLEMENT NOTICE OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE MATTERS, HEARING THEREON, AND RIGHT TO APPEAR TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF OWLET, INC. (“OWLET” OR “THE COMPANY”) AS OF APRIL 2, 2025 (THE “RECORD DATE”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. IF YOU HOLD OWLET COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE DERIVATIVE MATTERS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. THE ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 36 of 69 Page ID #:342

2 Notice is hereby provided to you of the proposed Settlement1 of the above-captioned consolidated derivative action. This Notice is provided by order of the United States District Court for the Central District of California (the “Court”). It is not an expression of any opinion by the Court. It is to notify current Owlet stockholders of the terms of the proposed Settlement. I. WHY THIS NOTICE HAS BEEN POSTED AND FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION This Notice is intended to notify all current Owlet stockholders affected by the settlement of the consolidated stockholder derivative action styled In re Owlet, Inc. Derivative Litigation, Lead Case No. 3:22-cv-07480-SI (N. D. Cal.) (the “Consolidated Action”). The following Settling Parties (defined herein) through their respective counsel have agreed upon terms to settle the Consolidated Action and have signed the written Stipulation setting forth the terms of the Settlement: (i) stockholders Janet Vargas and Nathan Capleton, plaintiffs in the Consolidated Action (“Plaintiffs”) (ii) Kurt Workman, Zane Burke, Laura J. Durr, John C. Kim, Amy N. McCullough, Lior Susan, Melissa A. Gonzales, Marc F. Stoll, Michael Abbott, Jayson Knafel, and Kate Scolnick (the “Owlet Individual Defendants”), defendants in the Consolidated Action; (iii) Ken Suslow, Richard Henry, Domenico De Sole, Ramez Toubassy, Jamie Weinstein, Krystal Kahler, and Michael F. Goss (the “Sandbridge Individual Defendants”), defendants in the Consolidated Action (collectively with the Owlet Individual Defendants, the “Individual Defendants”); and (iv) nominal defendant Owlet (together with the Individual Defendants, the “Defendants”) (Plaintiffs and Defendants are collectively referred to as the “Parties” or “Settling Parties”). 1 The capitalized terms used in this Notice and not otherwise defined are defined in the Stipulation and Agreement of Settlement (“Stipulation”) (dated April 2, 2025). Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 37 of 69 Page ID #:343

3 On ______ 2025, at __________, the Court will hold a hearing (the “Settlement Hearing”). The purpose of the Settlement Hearing is to determine: (i) whether the Settlement of the Consolidated Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Owlet and Current Owlet Stockholders, and should be finally approved by the Court; (ii) whether a Judgment as provided in, and attached as Exhibit D to the Stipulation should be entered; (iii) whether to approve the payment of the Fee and Expense Amount (defined herein) in the amount negotiated by the Settling Parties and Service Awards (defined herein) for the Plaintiffs to be drawn therefrom; and (iv) such other matters as may be necessary or proper in the circumstances. II. SUMMARY OF THE LITIGATION On August 26, 2024, Plaintiff Vargas filed a verified shareholder derivative complaint in this Court, on behalf of Owlet, against the Individual Defendants, asserting breaches of fiduciary duties, aiding and abetting breaches of fiduciary duties, unjust enrichment, abuse of control, waste of corporate assets, and violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “Vargas Action”). On October 3, 2024, Plaintiff Capleton filed a verified shareholder derivative complaint in this Court, on behalf of Owlet, against certain of the Individual Defendants for breaches of fiduciary duties, violations of Section 14(a) of the Exchange Act, and related state law claims for alleged misconduct that substantially overlaps with the alleged misconduct in the Vargas Action (the “Capleton Action”). Thereafter, the Parties, by and through their undersigned attorneys, engaged in good faith, arm’s-length discussions with regard to the possible settlement of the Consolidated Action. In connection with these discussions, Plaintiffs provided Owlet and the Individual Defendants with a detailed settlement demand with substantial proposed reforms aimed at strengthening the Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 38 of 69 Page ID #:344

4 Company’s internal controls and corporate governance practices to prevent recurrence of the alleged damage to the Company at issue in the Consolidated Action. The Parties thereafter engaged in numerous detailed discussions concerning the alleged misconduct, damages, and arguments in support of their theory of their cases. In connection with these discussions, Defendants produced relevant documents and information to Plaintiffs on a confidential basis. On November 11, 2024, the Parties filed a joint stipulation and proposed order to consolidate the Vargas Action and the Capleton Action (into the “Consolidated Action”), to appoint co-lead counsel for Plaintiffs, and to temporarily stay the Consolidated Action until either (1) the final resolution of all claims in the related securities class action, styled In re Owlet, Inc., Securities Litigation, Case No. 2:21-cv-09016-FLA-SSC (C.D. Cal.) (the “Securities Class Action”), including the exhaustion of all related appeals; or (2) an announcement that the parties in the Securities Class Action have reached a settlement of all claims. On December 2, 2024, the parties in the Securities Class Action filed a notice of settlement, stating they had reached an agreement-in-principle to resolve that action. ECF No. 140. On December 13, 2024, the Court ordered consolidation of the Vargas Action and the Capleton Action (into the “Consolidated Action”) for all purposes, appointed Rigrodsky Law, P.A. and Kuehn Law PLLC to serve as Co-Lead Counsel for Plaintiffs in the Consolidated Action but denied the Parties request to stay the Consolidated Action in light of the announcement of the settlement in principle reached in the Securities Class Action. ECF No. 20. On January 7, 2025, the Court entered the Parties’ Stipulation to Set Case Deadlines, stating Plaintiffs shall file an Amended Consolidated Complaint on or before February 7, 2025 and that Defendants shall response to the Amended Consolidated Complaint on or before March 7, 2025. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 39 of 69 Page ID #:345

5 On February 7, 2025, Plaintiffs in the Consolidated Action filed their detailed Verified Consolidated Shareholder Derivative Complaint (the “Amended Complaint”) against the Individual Defendants alleging breaches of fiduciary duties, violation of Section 14(a) of the Exchange Act, unjust enrichment, abuse of control, and waste of corporate assets. ECF No. 25. Thereafter, the Parties continued to negotiate a potential settlement, including through evaluation of the strengths and weaknesses of their respective positions and with respect to the Amended Complaint, and through the exchange of additional information. On February 28, 2025, the Parties reached an agreement in principle with respect to the corporate governance reforms to be adopted by the Company in connection with a potential settlement (the “Reforms”), which terms are reflected in the Stipulation at ¶ II.3.2. The Settling Parties believe that the Reforms confer substantial benefits on Owlet and Current Owlet Stockholders (as defined in ¶ II.2.2 in the Stipulation). On March 3, 2025, the Parties filed a Joint Notice of Settlement, stating that the Parties have reached an agreement-in-principle that resolves all of the claims alleged in the Amended Complaint, and requesting thirty days to document the proposed settlement in this Stipulation and for Plaintiffs to file their unopposed motion for preliminary approval of settlement. ECF No. 28. From October 2024 to March 2025, Plaintiffs’ Counsel had numerous discussions with Defendants’ Counsel regarding settlement issues and to request additional information. The Settling Parties exchanged information, documents, and detailed written settlement proposals and counter-proposals, debating the merits of the proposals in numerous communications between the Settling Parties’ Counsel. On March 28, 2025, following numerous discussions and arms’ length negotiations concerning a scope of production, Defendants produced a series of documents to Plaintiffs to allow Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 40 of 69 Page ID #:346

6 Plaintiffs to continue to assess the fairness of the proposed Settlement. After reaching agreement on the principal terms of the Settlement, including the Reforms, the Settling Parties commenced negotiations regarding reasonable attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Owlet and Current Owlet Stockholders by the Settlement. III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is also available for viewing on the Investor Relations page of Owlet’s website at https://investors.owletcare.com/. The Settling Parties acknowledge and agree that the Plaintiffs’ litigation and settlement efforts in the Consolidated Action caused the Board’s agreement to adopt, implement, and maintain the Reforms set forth in paragraph 2.2 of the Stipulation, and detailed below. The Settling Parties further acknowledge and agree that these Reforms confer substantial benefits on the Company and Current Owlet Stockholders and that the Settlement on the terms set forth herein is in all respects fair, reasonable, and adequate, and serves the best interests of the Company and Current Owlet Stockholders. Within thirty (30) days after the Court enters an Order granting final approval of the Settlement or at the Board’s next regularly scheduled meeting following the entry of an Order granting final approval of the Settlement, whichever is later, the Board shall take all necessary and appropriate action to adopt, implement, and maintain for a period of not less than eight (8) years, the corporate governance, oversight, and internal controls reforms set forth in ¶ II.3.2 of the Stipulation and below: Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 41 of 69 Page ID #:347

7 a. Establishment Of A Board-Level Audit and Risk Committee. The Company’s Board shall establish a Board-level Audit and Risk Committee and adopt a charter that shall be posted on the Company’s website and includes at least the following: i. The Audit and Risk Committee shall consist of at least three (3) members, each of whom shall be independent under NYSE listing standards and possess experience in identifying, assessing, and managing risk exposures of publicly traded companies. The Chair of the Audit and Risk Committee shall be selected by the members of the Board. ii. The Audit and Risk Committee shall meet at least five (5) times annually, including at least four times in sessions at which management directors, if any, are not present. iii. The Audit and Risk Committee shall serve as the primary vehicle for Board oversight of the creation and implementation of an Enterprise Risk Management (“ERM”) program, which is designed to strengthen the Company’s risk-management capability by developing and implementing a governance structure, policy and standards necessary to identify, assess, monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making. iv. The Audit and Risk Committee shall be responsible for, inter alia, (i) overseeing the risk management policies of the Company’s operations; (ii) overseeing and monitoring the operation of the Company’s risk management framework; (iii) reviewing and monitoring the Company’s internal risk assessments and risk mitigation plans; (iv) overseeing the Company’s compliance with legal and regulatory requirements; and (v) Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 42 of 69 Page ID #:348

8 overseeing material risks related to Owlet’s interactions with state and federal regulators. v. The Audit and Risk Committee shall receive and review quarterly reports (or more often as necessary) from management concerning (i) the Company’s risk management framework and/or policies; (ii) status of identified risks and recommendations to rectify and/or mitigate such risks; and (iii) internal reporting, public disclosures, and necessary disclosures regarding potentially material risks. Management’s report shall be saved in the records of the Audit and Risk Committee, and the Audit and Risk Committee’s review thereof shall be recorded in the Audit and Risk Committee’s minutes. vi. The Audit and Risk Committee shall oversee the Company’s adherence to regulatory enforcement matters and receive and review reports by management on the status of compliance obligations and oversee timely and appropriate corrective action to remedy any material noncompliance by the Company. vii. The Audit and Risk Committee shall coordinate between audit and risk functions by (i) ensuring that risk management is integrated into audit processes and financial reporting; (ii) reviewing the risk impact of significant financial decisions, including acquisitions, divestitures, and capital structure change; and (iii) facilitate communication between the audit, finance, compliance, and risk management functions. The minutes of the Audit and Risk Committee shall reflect their separate consideration of risk related topics and issues and audit related topics and issues. viii. The Audit and Risk Committee shall be responsible for monitoring compliance with Owlet’s Code of Business Conduct and Ethics (“Code of Conduct”) and investigate any matters pertaining to the integrity of Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 43 of 69 Page ID #:349

9 management or adherence to standards of business conduct as required in Company policies. If a violation of the Code of Conduct is sufficiently material to trigger a disclosure obligation, the Audit and Risk Committee will report, or cause to be reported, the violation to the full Board. ix. The Audit and Risk Committee shall report to the full Board on an annual basis regarding the Chief Executive Officer’s and Chief Financial Officer’s contribution to Owlet’s culture of ethics and compliance and their effectiveness and dedication to ensuring Owlet’s compliance with applicable laws, rules, and regulations. x. The Audit and Risk Committee shall have free access to management and Company employees as necessary to carry out its responsibilities. The Audit and Risk Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at Owlet’s expense. xi. The Audit and Risk Committee shall require management to maintain a policy protect whistleblowers and encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that significant ethical and legal violations have occurred to the Board, without fear of retribution. These complaints shall be reviewed by the Audit and Risk Committee, where appropriate, in consultation with and under the supervision of the Company’s legal counsel. At each regularly-scheduled meeting, the Audit and Risk Committee shall be provided with a summary of the types of complaints received, as well as any material information resulting from any internal investigation into such complaints. xii. The Audit and Risk Committee shall also assume all responsibilities, requirements, and terms attendant to the existing Audit Committee Charter Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 44 of 69 Page ID #:350

10 b. Establishment Of A Management-Level Enterprise Risk Management Committee. In conjunction with the establishment of the Audit and Risk Committee, the Company will form and maintain a management-level Enterprise Risk Management Committee (“ERM Committee”) and adopt a charter that includes at least the following: i. The ERM Committee shall: (i) have primary responsibility for assessing organizational risk including with respect to misconduct and noncompliance with applicable laws and regulations; (ii) promptly report and present preliminary evaluations of new, potentially significant or material compliance matters to the Audit and Risk Committee; (iii) make recommendations for further evaluation and/or remedial action with respect to potentially significant or material compliance matters within deadlines established by the Audit and Risk Committee; and (iv) prepare quarterly reports to the Board designed to keep the Board up to date on all potentially significant or material compliance risks. ii. The ERM Committee shall be comprised of at least the Chief Executive Officer, General Counsel, Chief Technology Officer, President, and Chief Financial Officer. The ERM Committee shall meet at least quarterly, and more frequently as necessary, to carry out its responsibilities. At least one member of the ERM Committee shall attend executive sessions of the Audit and Risk Committee and make reports to the Audit and Risk Committee or full Board as required or requested. iii. The ERM Committee shall serve as the primary vehicle for management oversight of the creation and implementation of an Enterprise Risk Management (“ERM”) program, which is designed to strengthen the Company’s risk-management capability by developing and implementing a governance structure, policy and standards necessary to identify, assess, Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 45 of 69 Page ID #:351

11 monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making iv. The ERM Committee shall seek to ensure the Company’s adherence to regulatory enforcement matters and make reports to the Board and relevant members of management concerning the status of compliance obligations and oversee timely and appropriate corrective action to remedy any material noncompliance by the Company. v. The ERM Committee shall be responsible for establishing and overseeing cross-functional training for Company personnel in all areas involved the Company’s interactions with and concerning federal regulators, regarding, among other things, proper and timely disclosure of regulatory guidance or communications and any significant issues with products, and the proper handling, evaluation, and escalation within management, and public disclosure, of guidance, communications and any significant issues. vi. The ERM Committee shall conduct an annual review of the effectiveness of Owlet’s internal controls over the Company’s aforesaid legal compliance and shall implement changes to Owlet’s policies and internal controls as necessary. The first evaluation shall include an evaluation of the effectiveness of Owlet’s newly implemented controls and procedures. vii. The Company’s annual proxy statement shall include a reasonable description of the functions and responsibilities of the ERM Committee and shall state its formation was designed to enhance management’s ability to identify, report, and address actual and/or potential material Company risks. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 46 of 69 Page ID #:352

12 c. Establishment Of A Management-Level Disclosure Committee. The Company shall establish a management-level Disclosure Committee and adopt a charter that shall be posted on the Company’s website and includes at least the following: i. The function of the Disclosure Committee shall be to ensure that all public disclosures made by the Company: (i) are accurate, complete, and timely; (ii) fairly present the Company’s financial condition; and (iii) meet any other applicable laws and stock exchange requirements. ii. The Disclosure Committee shall hold at least four (4) meetings annually, including regular meetings prior to each annual and quarterly filing required by the Securities Exchange Act of 1934 and ad hoc meetings from time to time as directed by the Disclosure Committee Chairperson. iii. The Disclosure Committee members shall consist of the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), the Controller, and the General Counsel. Additional committee members may be appointed and/or removed by the CEO, CFO, or General Counsel (the “Certifying Officers”) at any time. The General Counsel shall serve as Chairperson of the Disclosure Committee. iv. The Disclosure Committee shall: 1. Maintain a Disclosure Controls Policies and Procedures policy designed to ensure that information required to be disclosed by the Company in its filings with the SEC and other information that the Company publicly discloses is recorded, processed, summarized, and reported accurately and timely, including policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the adequacy and effectiveness of the Company’s disclosure controls; Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 47 of 69 Page ID #:353

13 2. Evaluate the integrity and effectiveness of the Company’s disclosure controls as of the end of the period covered by each quarterly or annual report filed by the Company with the SEC and any amendments to those reports, including through the use of outside consultants as the Committee deems useful and appropriate; 3. Evaluate the materiality of information and events relating to or affecting the Company, including interactions with regulators, and determining the timing and appropriate method of disclosure of information deemed material; 4. Review the Company’s filings with the SEC (including Forms 10- K, Forms 10-Q, Forms 8-K, and proxy statements) (“SEC Reports”), registration statements, correspondence to shareholders, and presentations to investors, including earnings call transcripts, and other information material to the Company’s shareholders for the purpose of ensuring proper disclosure of risks and risk factors; 5. Review earnings calls transcripts within thirty (30) days of publication to ensure that public statements by Owlet executives match what is known about the Company’s financial condition and outlook. In the event that any such review reveals a potential false statement or omission of material fact during an earnings call, the Disclosure Committee shall report the suspected deficiency to management and the Board to enable proper disclosure; 6. Review all information pertinent to the preparation and evaluation of SEC Reports and other public disclosures, including reports by outside consultants, and coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and the Audit and Risk Committee, as necessary; Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 48 of 69 Page ID #:354

14 7. Work with the Audit and Risk Committee to ensure the timely evaluation and accurate public disclosure of material information; 8. Report at least quarterly to the Board, or more frequently as necessary to carry out its responsibilities, concerning potential and actual material disclosure risks and 9. Provide a sub-certification to the Certifying Officers before filing each SEC Report as to (i) the Disclosure Committee’s compliance with the Disclosure Controls Policies and Procedures and the Disclosure Committee Charter, and (ii) the Disclosure Committee’s conclusions resulting from its evaluation of the effectiveness of the disclosure controls. v. The Committee may, in addition, perform such other functions as may be necessary or appropriate for the exercise of its duties. The Committee shall also have such other responsibilities as the Certifying Officers or Chair may assign to it from time to time. vi. The Chair of the Disclosure Committee (or their designee) shall report quarterly, and more frequently as necessary, to the Audit and Risk Committee concerning potential and actual material disclosure risks, policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the effectiveness of the Company’s disclosure controls, including relevant trends in corporate governance. vii. The Chair of the Disclosure Committee shall schedule and preside over meetings and ensure the timely preparation of agendas and written minutes from meetings. Any interpretation of the Charter or the Disclosure Committee’s procedures shall be made by the Disclosure Committee Chair. The Disclosure Committee may solicit input from other personnel Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 49 of 69 Page ID #:355

15 throughout the Company, including but not limited to those responsible for monitoring the SEC’s disclosure rules and changes in financial reporting requirements, in each case as necessary with respect to specific disclosure issues. The Chair or the Certifying Officers may retain outside consultants or advisors, including independent auditors, and other personnel of the Company as appropriate. The Chair of the Disclosure Committee will report quarterly to the Audit and Risk Committee, and more frequently as necessary, concerning compliance issues that may have significant financial implications or that are sufficiently material to trigger a disclosure obligation. viii. The Disclosure Committee will evaluate and assess its Charter and its performance annually or upon the occurrence of certain material events. Any changes to the Disclosure Committee’s Charter must be approved by the Certifying Officers and the Audit and Risk Committee. d. Director Education i. Each member of the Board shall attend a National Association of Corporate Directors Certified Program or similar program(s) within one year after a settlement of the Action is finally approved and every two years thereafter. Newly elected Board members must attend a program within one year of joining the Board. Additionally, the Company’s General Counsel shall develop an annual, internal director education program that will address Generally Accepted Accounting Principles applicable to the Company’s financial reporting, compliance with associated laws and regulations applicable to the Company and its business, corporate governance principles and best practices, key elements and requirements of the Sarbanes-Oxley Act, and best practices for effective board oversight of Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 50 of 69 Page ID #:356

16 audit and internal controls functions, enterprise risk, financial reporting and disclosures, and legal-regulatory compliance. e. Director Limitations i. The Board shall amend the Corporate Governance Guidelines to require that, unless unanimously approved by the Board, independent directors sit on no more than three (3) additional public company boards and that the Chair of the Board sit on no more than two (2) other such boards. The Stipulation also provides for the entry of judgment dismissing the Consolidated Action against Owlet and the Individual Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by Plaintiffs in the Action or by Owlet, or any of its stockholders, against Owlet and the Individual Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the Consolidated Action. The Stipulation further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by Defendants against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the Consolidated Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Consolidated Action. IV. PLAINTIFFS’ COUNSELS’ FEE AND EXPENSE AMOUNT AND PLAINTIFFS; SERVICE AWARD Prior to discussing and agreeing upon the Fee and Expense Amount, the Settling Parties negotiated and agreed upon the Reforms to be adopted as part of the Settlement. The Settling Parties agree that the Settlement confers substantial benefits upon Owlet and its stockholders, and that Plaintiffs’ Counsel are entitled to reasonable attorneys’ fees and reimbursement of expenses in an Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 51 of 69 Page ID #:357

17 amount not to exceed $675,000.00, subject to the approval of the Court. In connection with seeking final approval of the proposed Settlement, Plaintiffs’ Counsel intends to request approval of attorneys’ fees and reimbursement of expenses in the amount of $675,000 (the “Fee and Expense Amount”). The Fee and Expense Amount includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Consolidated Action. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Owlet stockholders nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket litigation expenses. The Fee and Expense Amount will compensate Plaintiffs’ Counsel for the substantial benefits achieved in the Consolidated Action, and the risks of undertaking the prosecution of the Consolidated Action on a contingent basis. Defendants agree not to oppose reasonable service awards in the amount of $2,000.00 to each of the Plaintiffs to be paid out of the Fee and Expense Amount in recognition of Plaintiffs’ efforts to achieve the Settlement’s benefits to the Company, subject to Court approval (the “Service Award”). V. REASONS AND BENEFITS OF THE SETTLEMENT Counsel for the Settling Parties believe that the Settlement is in the best interests of Owlet, and its public stockholders. A. Why Did the Settling Stockholders Agree to Settle? Plaintiffs and Plaintiffs’ Counsel brought the claims in good faith and continue to believe that the claims asserted in the Consolidated Action have merit. However, the Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of their claims in the Consolidated Action through trial and any subsequent appeal(s). The Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Consolidated Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 52 of 69 Page ID #:358

18 Action, as well as the difficulties and delays inherent in such litigation. The Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Consolidated Action. Based upon their investigation, Plaintiffs and Plaintiffs’ Counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable and adequate to Plaintiffs, Current Owlet Stockholders, and Owlet, and in their best interests, and have agreed to settle the claims raised in the Consolidated Action pursuant to the terms and provisions of the Stipulation after considering, among other things: (a) the substantial benefits that Current Owlet Stockholders and Owlet have received or will receive from the Settlement; (b) the attendant risks of continued litigation; (c) actions taken by the Company and its Board in response to the alleged material misstatements and omissions; and (d) the desirability of permitting the Settlement to be consummated. In particular, Plaintiffs and Plaintiffs’ Counsel considered the significant litigation risk inherent in shareholder derivative litigation. The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative claim. While Plaintiffs believe their claims are meritorious, Plaintiffs acknowledge that there is a substantial risk that the Consolidated Action may not succeed in producing a recovery in light of the applicable legal standards and possible defenses. Plaintiffs and Plaintiffs’ Counsel believe that, under the circumstances, they have obtained the best possible relief for Owlet and Current Owlet Stockholders. B. Why Did the Settling Defendants Agree to Settle? Defendants have strenuously denied, and continue strenuously to deny, each and every allegation of liability or wrongdoing made against them in the Consolidated Action, and assert that they have meritorious defenses to those claims and that judgment should be entered dismissing all Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 53 of 69 Page ID #:359

19 claims against them with prejudice. Defendants have thus entered into this Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of litigating the Consolidated Action and/or any related litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever. VI. SETTLEMENT HEARING On _______, 2025, at _______, the Court will hold the Settlement Hearing either in person at the United States District Courthouse for the Central District of California, First Street Courthouse, 350 W. 1st Street, Courtroom 6B, 6th Floor, Los Angeles, California 90012, or by telephone or videoconference (at the discretion of the Court). At the Settlement Hearing, the Court will consider whether the Settlement is fair, reasonable and adequate and thus should be finally approved and whether the Consolidated Action should be dismissed with prejudice pursuant to the Stipulation. The Court also will rule upon the Fee and Expense Amount to Plaintiffs’ Counsel and Plaintiffs’ Service Award. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any Current Owlet Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing in opposition to the Settlement, the Fee and Expense Amount or the Service Award, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CURRENT OWLET STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 54 of 69 Page ID #:360

20 VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Notice of intent to appear at the Settlement Hearing; 2. Your name, legal address, and telephone number; 3. Proof of being a Current Owlet Stockholder as of the Record Date and representation that you will continue to own Owlet common stock as of the date of the Settlement Hearing; 4. The date(s) you acquired your Owlet shares and the number of Owlet shares held; 5. A detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; and 6. The grounds for each objection or the reasons for your desire to appear and to be heard. The Court will not consider any objection that does not substantially comply with these requirements. Any counsel retained by a purported objector for the purpose of asserting an objection must make a notice of appearance on the Court by _____, 2025, which is fourteen (14) days prior to the Settlement Hearing. B. You Must Timely Deliver Written Objections to Co-Lead Counsel YOUR WRITTEN OBJECTIONS MUST BE FILED WITH THE COURT AND SENT BY HAND OR BY FIRST CLASS MAIL, POSTAGE PRE-PAID TO SETTLING STOCKHOLDERS’ COUNSEL. THE WRITTEN OBJECTIONS MUST BE FILED WITH THE Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 55 of 69 Page ID #:361

21 COURT AND POSTMARKED NO LATER THAN ______, 2025, WHICH IS FOURTEEN (14) CALENDAR DAYS PRIOR TO THE SETTLEMENT HEARING to the following address: Justin A. Kuehn Kuehn Law, PLLC 53 Hill Street, Suite 605 Southampton, NY 11968 (833) 672-0814 Plaintiffs’ Co-Lead Counsel Seth D. Rigrodsky Vincent A. Licata Rigrodsky Law, P.A. 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 (516) 683-3516 Plaintiffs’ Co-Lead Counsel The Court will not consider any objection that is not timely filed with the Court and delivered to Plaintiffs’ Counsel. Any person or entity who fails to object or otherwise requests to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases to be given. IX. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Settling Parties’ Stipulation. It is not a complete statement of the events of the Consolidated Action or the Stipulation. Although the Settling Parties believe that the descriptions about the Settlement that are contained in this Notice are accurate in all material respects, in the event of any inconsistencies between the descriptions in this Notice and the Stipulation, the Stipulation will control. You may inspect the Stipulation and other papers at https://investors.owletcare.com/. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel at the addresses set forth above. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 56 of 69 Page ID #:362

22 X. NOTICE TO PERSONS OR ENTITIES HOLDING OWNERSHIP ON BEHALF OF OTHERS Brokerage firms, banks and/or other persons or entities who held shares of Owlet common stock for the benefit of others are requested to immediately send this Notice to all of their respective beneficial owners. If Current Owlet Stockholders have questions or comments about the Settlement, they should follow the procedures listed in Section IX. Dated _________ BY ORDER OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 57 of 69 Page ID #:363

EXHIBIT C Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 58 of 69 Page ID #:364

IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA IN RE OWLET, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates to: ALL ACTIONS. Lead Case No. 2:24-cv-07258-FLA-PVC NOTICE OF PROPOSED DERIVATIVE SETTLEMENT NOTICE OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE MATTERS, HEARING THEREON, AND RIGHT TO APPEAR TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF OWLET, INC. (“OWLET” OR “THE COMPANY”) AS OF APRIL 2, 2025 (THE “RECORD DATE”). PLEASE TAKE NOTICE that the above-captioned derivative lawsuit (the “Consolidated Action”) is being settled on the terms set forth in a Stipulation and Agreement of Settlement dated April 2, 2025 (the “Stipulation”).1 Under the terms of the Stipulation, as part of the proposed Settlement, Owlet will adopt, implement, and/or maintain certain corporate governance practices, policies and procedures, and internal controls reforms (the “Reforms”). These Reforms, which are detailed more fully in the Stipulation and Long Form Notice, are intended to address the claims asserted in the Consolidated Action. The Settling Parties acknowledge and agree that the Reforms confer substantial benefits on the Company and its stockholders and that the Settlement on the terms set forth in the Stipulation 1 This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation and its Exhibits, which have been filed with the United States District Court for the Central District of California. The capitalized terms used in this Notice and not otherwise defined are defined in the Stipulation. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 59 of 69 Page ID #:365

2 is in all respects fair, reasonable, and adequate, and serves the best interests of the Company and its stockholders. Plaintiffs’ Counsel intends to request approval of attorneys’ fees and reimbursement of expenses in the amount of $675,000.00, inclusive of a requested Service Award for Plaintiffs. The Defendants have agreed not to oppose this request. The amount of attorneys’ fees and expenses will be within the sole discretion of the Court. IF YOU WERE A RECORD OR BENEFICIAL OWNER OF OWLET COMMON STOCK AS OF APRIL 2, 2025, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION. On ________, 2025, at _________, the Court will hold the Settlement Hearing either in person at the United States District Courthouse for the Central District of California, First Street Courthouse, 350 W. 1st Street, Courtroom 6B, 6th Floor, Los Angeles, California 90012, or by telephone or videoconference (at the discretion of the Court). At the Settlement Hearing, the Court will consider whether the Settlement is fair, reasonable and adequate and thus should be finally approved and whether the Consolidated Action should be dismissed with prejudice pursuant to the Stipulation. The Court also will rule upon the Fee and Expense Amount to Plaintiffs’ Counsel and Plaintiffs’ Service Award. Any Current Owlet Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing in opposition to the Settlement, the Fee and Expense Amount or the Service Award, then you must first comply with the following procedures for objecting. Any objections must be presented in writing and must contain the following information: Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 60 of 69 Page ID #:366

3 1. Notice of intent to appear at the Settlement Hearing; 2. Your name, legal address, and telephone number; 3. Proof of being a Current Owlet Stockholder as of the Record Date and representation that you will continue to own Owlet common stock as of the date of the Settlement Hearing; 4. The date(s) you acquired your Owlet shares and the number of Owlet shares held; 5. A detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; and 6. The grounds for each objection or the reasons for your desire to appear and to be heard. Any counsel retained by a purported objector for the purpose of asserting an objection must make a notice of appearance on the Court at least fourteen (14) days before the Settlement Hearing. The Court will not consider any objection that does not substantially comply with these requirements. Any written objections must be filed with the court and sent by hand or by first class mail, postage pre-paid to Plaintiffs’ Counsel no later than fourteen (14) days prior to the Settlement Hearing at the following addresses: Justin A. Kuehn Kuehn Law, PLLC 53 Hill Street, Suite 605 Southampton, NY 11968 (833) 672-0814 Plaintiffs’ Co-Lead Counsel Seth D. Rigrodsky Vincent A. Licata Rigrodsky Law, P.A. 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 (516) 683-3516 Plaintiffs’ Co-Lead Counsel The Court will not consider any objection that is not timely filed with the Court and delivered to Plaintiffs’ Counsel. Any person or entity who fails to object or otherwise requests to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 61 of 69 Page ID #:367

4 or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases to be given. This Notice summarizes the Settling Parties’ Stipulation. It is not a complete statement of the events of the Consolidated Action or the Stipulation. You may inspect the Stipulation and other papers at https://investors.owletcare.com/. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel at the addresses set forth above. Dated _________ BY ORDER OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 62 of 69 Page ID #:368

EXHIBIT D Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 63 of 69 Page ID #:369

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE 1 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA IN RE OWLET, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates to: ALL ACTIONS. Lead Case No. 2:24-cv-07258-FLA-PVC [PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE [PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSALWITH PREJUDICE WHEREAS: (A) Pursuant to the Preliminary Approval Order entered on ____, 2025, this Court scheduled a Settlement Hearing for __ , 2025, at _______ to, inter alia, determine whether the proposed Settlement was fair, reasonable, and adequate, and should be approved by the Court. (B) The Court has received affidavit(s) and/or declaration(s) attesting to compliance with the terms of the Preliminary Approval Order, including the Company publishing a press release, and filing a Form 8-K with the SEC disclosing the Settlement and attaching a copy of the Notice, and posting of the Notice and Stipulation to the Company’s website. (C) Due to adequate notice having been given to Current Owlet Stockholders as required by the Preliminary Approval Order, and the Court having held a Settlement Hearing on ___, 2025, and the Court having considered all papers filed and proceedings in this Consolidated Action and otherwise being fully informed of the matters herein and good cause appearing. NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED: 1. The provisions of the Stipulation, including definitions of the terms used therein, are hereby incorporated by reference as though fully set forth herein. All capitalized terms used herein have the meanings set forth in the Stipulation. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 64 of 69 Page ID #:370

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE 2 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2. This Court has jurisdiction over the subject matter of this Consolidated Action, including all matters necessary to effectuate the Settlement, and over all parties to this Consolidated Action. 3. This Court finds that the publishing, posting and filing of the Notice, which was implemented in accordance with the terms of the Stipulation and the Court’s Preliminary Approval Order: (a) Constituted the best practicable notice to Current Owlet Stockholders under the circumstances of this Consolidated Action; (b) Was reasonably calculated, under the circumstances, to apprise Current Owlet Stockholders of: (i) the Settlement of the Consolidated Action; (ii) their right to object and the procedures to object to any aspect of the Settlement; (iii) their right to appear at the Settlement Hearing, either on their own or through counsel hired at their own expense; (iv) the Fee and Expense Amount to Plaintiffs’ Counsel; (v) the Service Award to Plaintiffs; and (vi) the binding effect of the proceedings, rulings, orders, and judgments in this Consolidated Action on other potential or filed actions or claims, whether favorable or unfavorable; and (c) Was reasonable and constituted due, adequate, and sufficient notice to all persons entitled to be provided with notice and fully satisfied Rule 23.1 of the Federal Rules of Civil Procedure and the requirements of due process and complied with the rules of this Court. 4. The terms and provisions of the Stipulation were negotiated by the Settling Parties at arm’s length and were entered into by the parties in good faith. 5. The Court finds that the Settlement set forth in the Stipulation provides substantial benefits to Owlet and is fair, reasonable, adequate, and in the best interests of Current Owlet Stockholders, taking into account, inter alia, the benefits to Owlet and Current Owlet Stockholders; the complexity, expense, and possible duration of further litigation; the risks of establishing damages; Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 65 of 69 Page ID #:371

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE 3 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and the costs of continued litigation. The Settlement set forth in the Stipulation is hereby finally approved in all respects, in accordance with the terms and provisions therein, and all Settling Parties are hereby bound by the terms of the Settlement as set forth in the Stipulation. 6. Upon the Effective Date, the Plaintiffs (acting on their own behalf and, derivatively on behalf of Owlet), the Defendants, and each of the Current Owlet Stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and shall be forever enjoined from prosecuting the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Settlement. 7. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel and their subsidiaries, affiliates, members, directors, officers, employees, partners, agents, heirs, administrators, successors, and assigns from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Consolidated Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Settlement. 8. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the other Released Persons from all Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 9. The Stipulation, and all related documents, shall not be construed as or deemed to be evidence of (i) any presumption, an admission, or concession on the part of any Defendant, or any of the Released Persons, with respect to any claim of any fact alleged by Plaintiffs or any Owlet Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 66 of 69 Page ID #:372

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE 4 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 stockholder, the validity of any claim that was or could have been asserted by Plaintiffs or any Owlet stockholder, or any deficiency or any defense that has been or could have been asserted by Settling Defendants in the Consolidated Action, or in any other litigation, or (ii) any liability, negligence, fault, wrongdoing, or damage whatsoever of any kind of any of the Released Persons, or in any way referred to for any other reason as against any of Released Persons, in any civil, criminal, or administrative action or proceeding, other than such proceeding. 10. Whether or not the Effective Date occurs or the Stipulation is terminated, neither the Stipulation nor the Settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) may be deemed, or shall be used, offered, or received against Defendants or Released Persons, or each or any of them, as an admission, concession or evidence of, the validity of any Released Claims, the truth of any fact alleged by Plaintiffs, the deficiency of any defense that has been or could have been asserted in the litigation, or of any alleged wrongdoing, liability, negligence, or fault of the Defendants and the Released Persons, or any of them; (b) may be deemed, or shall be used, offered or received against Plaintiffs or any Current Owlet Stockholder, or each or any of them, as an admission, concession or evidence of, the validity or invalidity of any of the Released Claims, the infirmity or strength of any claims raised in the Consolidated Action, the truth or falsity of any fact alleged by Defendants, or the availability or lack of availability of meritorious defenses to the claims raised in the Consolidated Action. 11. Any party or any of the Released Persons may file the Stipulation and/or this Judgment in any action that may be brought against such party or parties in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 67 of 69 Page ID #:373

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE 5 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 12. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated, and in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation. 13. The Court finds that during the course of this Consolidated Action, all Settling Parties, Plaintiffs’ Counsel, and Defendants’ Counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other rules of professional conduct. 14. The Fee and Expense Amount and Service Awards, as set forth in the Stipulation, are hereby approved. Plaintiffs’ Counsel shall allocate the Fee and Expense Amount among themselves in accordance with the Stipulation. 15. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (i) implementation of the Settlement; and (ii) the Settling Parties for the purpose of construing, enforcing, and administering the Stipulation and the Settlement, including, if necessary, setting aside and vacating this Judgment, on motion of a party, to the extent consistent with and in accordance with the Stipulation if the Effective Date fails to occur in accordance with the Stipulation. 16. This Consolidated Action and all Released Claims are dismissed with prejudice. The parties are to bear their own fees and costs, except as otherwise provided in the Stipulation or this Judgment. Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 68 of 69 Page ID #:374

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE 6 CASE NO. 2:24-CV-07258-FLA-PVC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 17. The provisions of this Judgment constitute a full and complete adjudication of the matters considered and adjudged herein, and the Court determines that there is no just reason for delay in the entry of this Judgment. The Clerk is hereby directed to immediately enter this Judgment. SO ORDERED in the Central District of California on , 2025. THE HON. FERNANDO L. AENLLE-ROCHA UNITED STATES DISTRICT JUDGE Case 2:24-cv-07258-FLA-PVC Document 32-3 Filed 04/09/25 Page 69 of 69 Page ID #:375